MAY 1, 2002

                           TOUCHSTONE STRATEGIC TRUST
                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 1, 2001

                  THE FOLLOWING INFORMATION REPLACES INFORMATION
                               FOR THE INTERNATIONAL EQUITY FUND:

The following information replaces information under the headings "The Fund's Investment Goal" and "Its Principal Investment Strategies" on page 3 of the
Prospectus:

THE FUND'S INVESTMENT GOAL
--------------------------

The International Equity Fund seeks long-term growth of capital through investment in equity securities of foreign issuers.

ITS PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------

The Fund seeks long-term growth of capital. This means the Fund looks for investments that it thinks will increase in value over a period of 3 to 5 years. Under normal circumstances, the Fund will invest at least 80% of net assets in the common stock and preferred stock of foreign companies in at least 3 countries outside the United States. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund focuses on mid and large cap companies located in Europe, Australia and the Far East. The Fund may invest up to 15% of its assets in securities issued by companies quoted in emerging market countries.

The portfolio managers at Bank of Ireland Asset Management (U.S.) Ltd. ("BIAM (U.S.)"), the sub-advisor to the Fund, utilize a broad framework of global and economic trends to focus their research efforts. These trends are driven by factors such as demographics, consumption patterns, and technology. The portfolio managers do not allocate by country, but focus on highly liquid companies with superior products and services that are best placed to take advantage of these trends. The portfolio managers aim to hold stocks for 3 to 5 years. In addition, the portfolio managers aim to limit their investments to the most liquid and best-regulated markets, thus limiting the risk profile of the Fund.

The following information replaces the fifth risk under the heading "The Key Risks" on page 3 of the Prospectus:

THE KEY RISKS
-------------

Because securities of mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large cap companies.

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


The following information replaces information under the heading "Do the Funds Have Other Investment Strategies, in Addition to Their Principal Investment Strategies?" on page 38 of the Prospectus:

DO THE FUNDS HAVE OTHER  INVESTMENT  STRATEGIES,  IN ADDITION TO THEIR PRINCIPAL
--------------------------------------------------------------------------------
INVESTMENT STRATEGIES?
----------------------

INTERNATIONAL EQUITY FUND. The International Equity Fund may also invest in:

     o Certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B
     o    American Depository Receipts (ADRs)
     o    Initial Public Offerings

The following table replaces the table for the International Equity Fund on page 39 of the Prospectus:

HOW CAN I TELL, AT A GLANCE, WHICH TYPES OF SECURITIES A FUND MIGHT INVEST IN?
--------------------------------------------------------------------------------

The following table shows the main types of securities in which each Fund generally will invest. Investments marked P are principal investments. Investments marked 0 are other types of securities in which a Fund may invest to a lesser extent. Some of the Funds' investments are described in detail below:

                                          INTERNATIONAL
                                             EQUITY
                                              FUND
FINANCIAL INSTRUMENTS
---------------------
 Invests in foreign stocks                     P
------------------------------------------------------
 Invests in foreign companies                  P
------------------------------------------------------
 Invests in investment grade
 debt securities                               O
------------------------------------------------------
 Invests in non-investment
 grade debt securities                         O
------------------------------------------------------
 Invests in foreign debt
 securities                                    O
------------------------------------------------------
INVESTMENT TECHNIQUES
---------------------
 Emphasizes securities of
 mid cap companies                             P
------------------------------------------------------
 Emphasizes securities of
 large cap companies                           P
------------------------------------------------------
 Invests in emerging market countries          P
------------------------------------------------------
 Invests in initial public offerings           O
------------------------------------------------------

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

The following table replaces the table for the International Equity Fund on page 41 of the Prospectus:

HOW CAN I TELL, AT A GLANCE, A FUND'S KEY RISKS?
--------------------------------------------------------------------------------

The following table shows some of the principal and other risks to which each Fund is subject. Risks marked P are principal risks. Risks marked 0 are other risks that may impact the Fund to a lesser extent. Each risk is described in detail below:

                                          INTERNATIONAL
                                             EQUITY
                                              FUND

MARKET RISK                                    P
------------------------------------------------------
   Mid Cap Companies                           P
------------------------------------------------------
   Initial Public Offerings (IPOs)             O
------------------------------------------------------
INTEREST RATE RISK                             O
------------------------------------------------------
CREDIT RISK                                    O
------------------------------------------------------
   Non-Investment Grade Securities             O
------------------------------------------------------
FOREIGN INVESTING RISK                         P
------------------------------------------------------
   Emerging Market Countries                   P
------------------------------------------------------
   Political Risk                              P
------------------------------------------------------

The following information replaces the information under the heading "Fund Sub-Advisor to the International Equity Fund" on page 45 of the Prospectus:

FUND SUB-ADVISOR TO THE INTERNATIONAL EQUITY FUND
-------------------------------------------------
BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD. ("BIAM (U.S.)")
75 Holly Hill Lane, Greenwich, CT 06830

BIAM (U.S.) has been registered as an investment advisor under the Advisers Act since 1987. BIAM (U.S.) provides investment advisory services to institutional clients. As of December 31, 2001, BIAM (U.S.) had assets under management of approximately $24.9 billion. BIAM (U.S.) has been managing the Fund since May 1, 2002. Prior to May 1, 2002, Credit Suisse Asset Management LLC managed the Fund.

The Fund is managed by a team of BIAM (U.S.) investment professionals. This team of 17 asset managers is headed by Chris Reilly, Chief Investment Officer. Mr. Reilly joined BIAM (U.S.)'s current management team in 1980 and has had overall responsibility for asset management since 1985.

                               Supplement Page 3